SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 18, 2004

Pinnacle Data Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-16103	31-1263732
(Commission File Number)	(I.R.S. Employer Identification No.)

6600 Port Road, Groveport, Ohio	43125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:                     (614) 748-1150

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 8.01.	Other Events

Item 9.01.	Financial Statements and Exhibits

Signature

Exhibit 99.1

ITEM 8.01. Other Events.

On November 18, 2004, the Company issued a press release in which it revised its revenue and income projections downward for the fourth quarter of 2004 due to a large customer delaying orders until 2005.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated November 18, 2004, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99         Press Release of Pinnacle Data Systems, Inc. dated November 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.

Date: November 19, 2004

By /s/ Michael R. Sayre

Michael R. Sayre

Executive Vice President and Chief Financial Officer